EXHIBIT 32.1


            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Circle Group Holdings, Inc. on Form 10-QSB for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Gregory J. Halpern, Chief Executive Officer of the Circle Group Holdings, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1)  The Quarterly Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.

Dated:  November 10, 2004                  /s/ Gregory J. Halpern
                                           ----------------------
                                           Gregory J. Halpern
                                           Chairman of the Board, President and
                                           Chief Executive Officer
                                           (Principal Executive Officer)